EXHIBIT 99.11
                                 -------------

                 Computational Materials and/or ABS Term Sheet

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

   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company


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                        Class 1-A-1 Certificates Corridor Contract Schedule and Strike Rates

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           Notional Schedule   Cap Strike       Cap Ceiling                     Notional Schedule    Cap Strike      Cap Ceiling
Period           ($)               (%)              (%)             Period             ($)              (%)              (%)
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
  1              57,129,000       3.83             10.84              11               32,352,625      9.153            10.84
  2              55,144,395       8.206            10.84              12               29,576,402      9.752            10.84
  3              53,033,497       8.004            10.84              13               26,867,765      9.759            10.84
  4              50,801,747       8.081            10.84              14               24,225,080      10.493           10.84
  5              48,453,281       9.064            10.84              15               21,646,753      10.622           10.84
  6              45,992,729       8.276            10.84
  7              43,426,201       8.683            10.84
  8              40,759,718       8.542            10.84
  9              37,999,823       9.008            10.84
  10             35,173,812       8.915            10.84
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


   [OBJECT OMITTED] Countrywide(R)                                                                       Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                       Countrywide Mortgage Pass-Through Certificates, Series 2005-J12
A Countrywide Capital Markets Company


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                                  Group 2 Certificates Corridor Contract Schedule and Strike Rates

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                                  Notional Schedule                    Cap Strike                      Cap Ceiling
         Period                          ($)                               (%)                             (%)
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
            1                                         467,148,000        0.0000                           0.0000
            2                                         453,229,075        5.2959                           7.9994
            3                                         439,718,547        5.1158                           7.9974
            4                                         426,605,982        5.1185                           7.9951
            5                                         413,880,088        5.7665                           7.9916
            6                                         401,530,480        5.1732                           7.9833
            7                                         389,546,799        5.3731                           7.9806
            8                                         377,917,423        5.1907                           7.9795
            9                                         366,631,644        5.3953                           7.9730
           10                                         355,676,742        5.2086                           7.9734
           11                                         345,045,201        5.2464                           7.9704
           12                                         334,727,837        5.4494                           7.9694
           13                                         324,715,485        5.2602                           7.9372
           14                                         315,000,114        5.4547                           7.9351
           15                                         305,571,414        5.2660                           7.9333
           16                                         296,421,162        5.2686                           7.9323
           17                                         287,540,940        5.9009                           7.8936
           18                                         278,923,087        5.2880                           7.8868
           19                                         270,560,448        5.4866                           7.8765
           20                                         262,444,953        5.3066                           7.8730
           21                                         254,568,916        5.5105                           7.8442
           22                                         246,925,633        6.2025                           7.6756
           23                                         239,500,136        7.2903                           7.5670
           24                                         232,288,520        7.5743                           7.5743
           25                                         225,289,837        7.3191                           8.5475
           26                                         218,497,951        7.5871                           8.5305
           27                                         211,906,801        7.3417                           8.5395
           28                                         205,510,239        7.4852                           8.3019
           29                                         199,305,146        8.1890                           8.1890
           30                                         193,290,368        7.6362                           7.9857
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

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                                  Group 2 Certificates Corridor Contract Schedule and Strike Rates

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        Period                  Notional Schedule                Cap Strike              Cap Ceiling
                                       ($)                          (%)                      (%)
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
          31                                        187,453,648    7.9212                   7.9421
          32                                        181,789,244    7.7112                   7.9648




























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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                 16

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